Exhibit 99.1

March 21, 2019

Subject:	Consultant’s Report of Findings and Conclusions
Sunrun Fleetwide Review and Xanadu 2019-1 Portfolio

Ladies and Gentleman:

Introduction

Leidos Engineering, LLC (“Leidos”) has reviewed certain aspects of the methods and procedures used by Sunrun Inc. (“Sunrun”) in its development of residential rooftop photovoltaic (“PV”) power generation installations (individually referred to as a “Facility” or, if more than one Facility, the “Facilities”) on a fleet-wide basis. The results of our review were provided in a report dated February 12, 2018 and titled “Independent Engineer’s Report; Sunrun Inc. Fleetwide Review” (the “IE Report”). In addition to the review of the Sunrun fleet, we also completed a specific review of a subset of Sunrun’s fleet of Facilities called “Xanadu 2019-1” (the “Xanadu Portfolio”). The Facilities in the Xanadu Portfolio are located in 14 states, the District of Columbia, and Guam. The results of our review of the Xanadu Portfolio were provided as an addendum to the IE Report dated March 11, 2019 and titled “Addendum 2 to Independent Engineer’s Report; Sunrun Inc. Fleetwide Review” (the “Addendum 2” and together with the IE Report, the “Consultant’s Reports”).

This summary report (the “Summary Report”) has been prepared in connection with debt and equity transactions related to the Xanadu Portfolio, and in accordance with the Task Authorization dated December 10, 2018, under a Master Professional Services Agreement dated November 1, 2018, between Leidos and Sunrun. In order to gain a complete understanding of our review, and of our findings and conclusions, the Consultant’s Reports should be read in their entirety.

The Facilities are mounted in fixed-tilt rooftop configurations, and have capacities ranging from 2 kilowatts (“kW”)-direct current (“DC”) to 30 kW-DC. Sunrun or its affiliates have constructed, and Sunrun owns and operate the Facilities, including performance of the operation and maintenance (“O&M”) activities. The owners of the sites on which the Facilities are located are herein individually referred to as a “Site Owner” and collectively as the “Site Owners.”

Summary of Leidos’ Review

We reviewed and analyzed the methodologies and processes that Sunrun uses to develop residential rooftop sites similar to the Facilities. Besides the methodologies and processes that Sunrun uses to develop residential rooftop sites, we also reviewed the energy production estimates of 10 installations (the “Reference Facilities”), which Sunrun reports it expects to be substantially similar to the Facilities, and independently modeled energy estimates for five Facilities in the Xanadu Portfolio (the “Xanadu Reference Facilities”) using the SUNSIM modeling software. In addition, we have completed a performance guarantee analysis (“Performance Guarantee Curves”) for the Xanadu Portfolio.

Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

During the preparation of the Consultant’s Reports, we reviewed Sunrun’s methodology for developing energy production estimates for the proposed Facilities. Our review process involved selecting a solar resource dataset and identifying various user input values based on system equipment and design. Further, for each of the Reference Facilities, we have reviewed the design package and Sunrun’s energy production estimates, and prepared independent energy production estimates. We reviewed an executed Master Operation, Maintenance and Administration Agreement (the “MOMA Agreement”) provided by Sunrun, dated November 30, 2018, which Sunrun has stated is materially similar to agreements it has entered into for other PV portfolios, each of which is owned by a fund (the “Fund Owner”). Our scope did not include review of the construction cost and schedule projections or individual Facility-specific O&M costs.

Sunrun is responsible for the customization of the respective solar plan, design approval, permitting, installation, city/county inspections, utility interconnections, and O&M services for each Facility. After a Facility becomes operational, Sunrun provides daily system surveillance. We reviewed Sunrun’s relevant experience and capabilities. As of December 31, 2017, Sunrun had installed more than 200,000 facilities operational in 21 states and Puerto Rico. Sunrun currently employs a staff of more than 3,000 and is a fully integrated provider, conducting all sales, design and engineering, equipment procurement, construction, commissioning, and O&M services.

We reviewed Sunrun’s project development processes including site selection, design and engineering, equipment selection, electrical design, electrical interconnection, structural evaluation and design, quality control, installation, and commercial operation. In July and August 2018, we visited and made general observations of three operating Facilities and two Facilities in construction in Massachusetts (the “Existing Facilities”) that are reported by Sunrun to be similar in design and constructed using methods similar to the Facilities in the Xanadu Portfolio. The visits were made to confirm that the methods of design and construction of the Existing Facilities were consistent with the proposed methods of design and construction for the Facilities in the Xanadu Portfolio. The general field observations were visual examinations of selected areas, which we deemed adequate to allow us to comment on the condition of the respective Existing Facility, but which were not at the level of detail necessary to reveal conditions with respect to the structural integrity of the rooftops, environmental conditions, the internal physical condition of any equipment, or conformance with agreements, codes, permits, rules, or regulations of any party having jurisdiction with respect to an Existing Facility or an Existing Facility site. However, Sunrun has provided evidence that required permits were obtained for the Existing Facilities.

Our observations during visits to the Existing Facilities indicate that they were constructed or were being constructed in a manner consistent with other similar PV facilities with which we are familiar. All major components of the operating Existing Facilities appeared to be functional including: panels, inverters, protection, disconnects, communications, and grounding systems. We did not observe any indications of deficiencies in the housekeeping of the site grounds, the general maintenance areas, or the equipment. The external appearance of the equipment, systems and related spaces appeared orderly, clean and well-maintained. All evidence of wear and tear observed was judged to be normal and comparable to similar operating facilities with a comparable operational history.

Sunrun maintains and periodically updates an approved vendor list (“AVL”) for PV modules, inverters, and optimizers. The AVL includes modules from Canadian Solar, Inc. (“Canadian Solar”); Hanwha Q CELLS Co., Ltd. (“Hanwha”); LG Electronics, Inc. (“LG”); JA Solar Holdings Co., Ltd. (“JA Solar”); JinkoSolar Holdings Co., Ltd. (“Jinko”); Kyocera International, Inc. (“Kyocera”); LONGi Solar (‘LONGi”); Mitsubishi Electric, Inc. (“Mitsubishi”); Panasonic Corporation (“Panasonic”); REC Solar Holdings AS (“REC”); Silfab Solar, Inc. (“Silfab”); SunPower Corporation (“SunPower”); and Trina Solar Limited (“Trina” and collectively, the “Module Suppliers”). The AVL includes inverters from ABB Asea Brown Boveri Ltd. (“ABB”); Delta

Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

Electronics, Inc. (“Delta”); Enphase Energy, Inc. (“Enphase”); Fronius International GmbH (“Fronius”); Ningbo Ginlong Technologies Co., Ltd (“Ginlong”); SMA Solar Technology AG (“SMA”); SolarEdge Technologies, Inc. (“SolarEdge”); and SunPower (collectively, the “Inverter Suppliers”). The AVL includes optimizers from SolarEdge. We reviewed the AVL suppliers. We also reviewed the PV module, inverter and optimizer technologies used by the AVL suppliers. In addition to the suppliers on the current AVL, we reviewed suppliers no longer on the AVL that were qualified for deployment at the Facilities in the Xanadu Portfolio.

Sunrun currently offers four types of customer agreements: (1) a monthly PPA, (2) a prepaid PPA, (3) a monthly lease agreement, and (4) a prepaid lease agreement. Sunrun provided an example of each of these types of agreements for our review. In addition, Sunrun provided an example of the monthly PPA and lease for a Facility that includes battery storage. Each agreement type typically has a term of 20 years from the in-service date and provides either a 95 percent or 100 percent performance guarantee. A small percentage of contracts have no performance guaranty. If the energy production over the term of the agreement does not meet the performance guarantee, Sunrun is to refund the difference to the Site Owner at the rate per kWh specified in the agreement. The majority of the agreements provided for our review calculate the guaranteed performance against the actual performance and calculate a refund if applicable every two years. The prepaid PPA provided for our review specified that this refund is calculated on an annual basis, and the monthly lease with battery storage contract did not include a performance guarantee. If the system produces more energy than the guaranteed output, then the extra energy is provided at no additional cost. The Xanadu Portfolio only includes monthly PPAs and monthly lease agreements.

We reported on the estimated useful life of a rooftop PV facility, which is dependent on such characteristics as the integrity of the host building, the design of the system, the technology employed, the quality of the installation, and the provision of sufficient parts and service to monitor and maintain the facility. While PV modules are typically warranted for 25 years, it is not uncommon for PV modules to remain in service for considerably longer, albeit with degradation effects continuing, and with risks of PV module failure increasing as they age. Beyond the PV modules themselves, the continued maintenance and repair or replacement of roof structure components, racking, and electrical components (electrical panels, inverters, etc.) is necessary to assure optimal generation as a facility continues to age.

Solar resource and energy production estimates were not developed for all of the Facilities. Rather, we have evaluated Sunrun’s methodology for developing energy production estimates, both in general and as applied to the 10 existing Reference Facilities, including one with battery storage, which we chose from a list of operating Facilities provided by Sunrun. In addition, we independently modeled energy estimates for the Xanadu Reference Facilities in SUNSIM.

Sunrun provided actual monthly energy production (the “Production Data”) from January 2008 or the initial operation date (whichever was later) through September 2018 (the “Review Period”) and monthly energy production estimates, based on a first-year estimate developed using SUNSIM then degraded 0.5 percent per year starting in the second year following the initial operation date, for the same time period (the “SUNSIM Estimates”), for 13,077 Facilities within the Xanadu Portfolio that have at least one year of operating data as of September 30, 2018 (collectively, the “Performance Dataset”). Our assumption for the analysis is that the information included within the Performance Dataset is accurate. For each Facility in the Performance Dataset, we compared the SUNSIM Estimates and the Production Data for the Review Period. In order to complete the analysis, we adjusted the Production Data based on solar resource data for the corresponding month.

Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

Critical for any PV facility is the expected long-term variability of the solar resource and the subsequent impact on energy production variability. In order to assess variability, a dataset must represent a long enough period-of-record to fully capture variability trends that would be expected over a 25-year operating life. For the probability of exceedance values (“P-values”), we considered regional proxy locations and assigned 26 National Solar Radiation Database datasets (“Regional Proxies”) as proxies for overall interannual variability within a given region. To assess interannual variability, we performed a statistical analysis of long-term annual global horizontal irradiance (“GHI”) trends using Monte Carlo methods. For each region we developed a Monte Carlo simulation that takes a predetermined number of random samples from the normalized GHI values and uses computational algorithms to simulate P-values.

We reviewed Sunrun’s O&M programs and procedures. Sunrun provided an executed MOMA Agreement for our review that it reported is typical of the agreements that it executes with its various Fund Owners. The services provided in accordance with the MOMA Agreement are provided by Sunrun. The MOMA Agreement outlines the operations scope of O&M activities performed by Sunrun.

We have reviewed the replacement curves for the string inverters, microinverters, and the battery energy storage systems (“ESS”) as provided by Sunrun. Additionally, Sunrun provided its price projections for string inverters, microinverters, and the ESS. These combined costs will provide the technical inputs to a financial model developed by Sunrun, which we did not review, representing timing and amounts for non-covered major maintenance services.

Sunrun reported the Facilities are to be designed, constructed, and operated in accordance with applicable environmental laws, regulations, policies, codes, and standards. Sunrun is responsible for obtaining and maintaining all governmental approvals and permits. Our general understanding of the status of the Facilities in a fund with respect to permits and applicable environmental regulations is based on discussions with personnel knowledgeable about the permitting, responses from Sunrun to our inquiries and data requests, and review of information on permits provided for three representative Facilities.

Conclusions

Set forth below are the principal conclusions we have reached as a result of our review. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, this Summary Report and the Consultant’s Report should be read in their entirety. On the basis of our review and analyses and the assumptions set forth in this Summary Report and the Consultant’s Reports, we are of the opinion that:

1.	Sunrun has previously demonstrated the capability to construct and operate facilities of similar design and technology as those proposed to comprise the Facilities.

2.

Sunrun’s site selection process considers the critical technical and environmental factors that typically impact the suitability of sites for construction, operation, and maintenance of residential PV installations such as those proposed to comprise the Facilities.

3.

The proposed method of design, installation, and commissioning of the Facilities is generally consistent with other residential PV installations with which we are familiar in regions similar to the locations of the Facilities and the QA/QC program is in line with industry best practices.

4.

The Module and Inverter Suppliers have previously demonstrated the capability to supply PV modules and inverters, respectively, to facilities of similar size and technology as those proposed to comprise the Facilities.

Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

5.	The PV technologies proposed are sound and proven methods of energy generation.

6.

The ESS Suppliers have previously demonstrated the capability to supply ESS equipment to facilities of similar function as those comprising the Facilities and that the ESS technologies proposed are sound and proven methods of energy storage.

7.	The Module, Inverter, and ESS Suppliers should be acceptable, from a technical perspective, as suppliers of PV modules inverters, and ESS, respectively.

8.

In the event that a particular Module Supplier was no longer able to service its warranty, Sunrun should be able to acquire modules from another company that could be substituted as a replacement with minor modifications to the racking if required

9.

Provided that: (1) the systems are designed and installed in accordance with good industry practices; (2) all equipment is operated in accordance with manufacturer recommendations; (3) all required renewals and replacements are made on a timely basis; (4) the components meet their respective warranty provisions and continue to operate post expiration in general accordance with those provisions; and (5) any roof repairs or other mitigation techniques required to support the equipment are implemented, installations such as those proposed to comprise the Facilities should be capable of achieving a useful life of at least 35 years.

10.

Sunrun’s methodology for estimating energy production, while reasonable within the bounds of uncertainty discussed previously, includes assumptions that are more conservative than ours for some of the Facilities.

11.	We estimate an overall annual energy production uncertainty of plus or minus 6.6 percent at a 95 percent confidence interval.

12.

The O&M practices and the scope of services in the MOMA Agreement are consistent with generally accepted industry practices for residential PV installations. Further, Project Service fees of up to $20/kW-DC are comparable to fees for other residential PV portfolios with which we are familiar.

13.

Sunrun is projecting failure curves for string inverters, microinverters, and the ESS that are consistent with manufacturer representations and generally accepted in the industry. Sunrun’s price projections for the near term, which we would define as the next three years, are reasonable.

14.

Sunrun has identified and obtained the key environmental permits and approvals required from the various federal, state, and local agencies that are currently necessary to construct and operate the Facilities, and has a process in place for the remaining Facilities to be constructed.

Principal Considerations and Assumptions

In the preparation of this Summary Report and the opinions presented in this Summary Report and in the Consultant’s Reports, we have made certain assumptions with respect to conditions which may exist, or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of this Summary Report and the Consultant’s Reports, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by others. While we believe the use of such information and assumptions to be reasonable for the purposes of this Summary Report and the Consultant’s Reports, we offer no other assurances with respect thereto, and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected herein. This Summary Report summarizes our work up to the dates of the Consultant’s Reports. Changed conditions occurring or becoming known after such dates could affect the material presented to the extent of such changes.

Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

The principal considerations and assumptions made by us and the principal information provided to us by others include the following:

1.

As an Independent Engineer, we have made no determination as to the validity and enforceability of any contract, agreement, rule, or regulation applicable to the Facilities. For the purposes of this Summary Report and the Consultant’s Reports, we have assumed that all contracts, agreements, rules, and regulations will be fully enforceable in accordance with the contractual terms. Moreover, it is assumed that all parties will comply with and fulfill the provisions of the contracts and agreements.

2.	The design, manufacturing, and construction of the Facilities will be completed in accordance with the proposed Sunrun programs and procedures and good industry practices.

3.	The structural integrity of the rooftops is adequate to support the equipment.

4.	The Facilities will be operated in accordance with the policies and procedures proposed by Sunrun, with input collected from its monitoring systems.

5.

The Facilities will be maintained in accordance with good engineering and maintenance practices, all required renewals and replacements of equipment will be made in a timely manner, and the equipment will not be operated to cause it to exceed the equipment manufacturers’ recommended maximum ratings.

6.

Qualified and competent personnel will be employed who will properly operate and maintain the Facilities in accordance with the equipment manufacturers’ recommendations and generally accepted industry practices and will generally operate the Facilities in a sound and businesslike manner.

7.	The design and installation of the Facilities will be consistent with the Reference Facilities.